AMENDMENT 54

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment 54 (Amendment) to Special Business Provisions MS-65530-0016 is entered into as of the date of the last signature below, between The Boeing Company, a Delaware corporation (Boeing), and Spirit AeroSystems, Inc., a Delaware corporation with its principal office in Wichita, Kansas (Seller). Hereinafter, Boeing and Seller may be referred to jointly as the Parties.

RECITALS

A.The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (SBP) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005, (GTA), (collectively, the Agreement).
B.The most recent amendment to the SBP is Amendment 54, dated March 1, 2024.
C.All capitalized terms used but not defined in this Amendment have the same meaning as in the SBP.
D.The Parties wish to amend the SBP as set forth herein.

NOW THEREFORE, the Parties agree as follows:

Amendment 54 to BCA-65530-0016	BOEING PROPRIETARY

AGREEMENT
1.The list of “AMENDMENTS” within the SBP is hereby deleted and replaced in its entirely as follows:

Amendment Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick R. Stone
2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S. Hu W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16 and 20.	6/22/2009	S. Hu R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14 and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan
7
Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14 and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/28/2011	S. Hu M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15 and 16.	8/16/2013	C. Howell M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast
11	Incorporate Attachment 27 -737-MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4, Section B.1, Attachments 9 and 15	3/10/2015	C. Howell R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL
17	Incorporate Attachment 29, 777X Non-Recurring Agreement.	12/23/2015	A. Lucker E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia-Deleone J.Reed
21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock R. Grant

Amendment 54 to BCA-65530-0016	BOEING PROPRIETARY

Amendment Number	Description	Effective Date	Approval
22	737 MAX Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock E. Bossler
23	737 MAX 9 INITIAL and CIW Line 19 Tooling Incentive Agreement.	12/16/2016	D. Blaylock E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1, 2, 7, 9, and 14.	12/20/2016	L. Taylor K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, Updates to Attachment 1 and 9.	3/31/2017	B. Edwards K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O'Connell C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock E. Bossler
30
Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.
		9/22/2017	B. Edwards W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling NTE.	4/18/2018	D. Blaylock E. Bossler
36	Revisions to Attachment 27, 737-10 Wing NRE	6/20/2018	D. Blaylock E. Bossler
37
Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW Non-Recurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.
		8/17/2018	H. Langowski R. Grant
38	Revision to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW.	11/1/2018	T. Willis E. Bossler
39
4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.
		11/2/2018	K. Shipley E. Bossler

Amendment 54 to BCA-65530-0016	BOEING PROPRIETARY

Amendment Number	Description	Effective Date	Approval
40
SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2. D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”. SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.
All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims
		1/30/2019	T. McGuigan E. Bossler
41	Revisions to Attachment 29, 777-9 Rate Tooling.	3/27/2019	R. Velau D. Currie
42	Reserved	TBD	TBD TBD
43	Revisions to Attachment 1 Product Pricing.	5/22/2019	K. Doolin R. Grant
44	Section 12.13.2 is deleted and replaced in its entirety.	7/19/2019	B. Nix E. Bossler
45	Delete and Replace: -Section 3.8.b -Attachment 1, Exhibits D.1 and E.2	10/10/2019	K. Doolin R. Grant
46	Section 24.0 deleted and replaced. Section 24.1 incorporated.	10/3/2019	K. Doolin E. Bossler
47	SPB Attachment 1 Section 7.b) is deleted and replaced in its entirety. SBP Attachment 1 Section 8.c) is deleted and replaced in its entirety.	5/5/2020	A. Klotz L. Hampton
48
SBP Sections 5.2 and 5.2.1 are deleted and replaced in their entirety.
Attachment 1, Sections 1.b, 1.c, 2.a.i, 2.b, 3, 2.c, and 7.a.ii, paragraph 1 are deleted and replaced in their entireties.
Table 2 in Attachment 1, Sections 2.a, is deleted and replaced in its entirety.
Attachment 1, Sections 2.a.vi, 2.a.vii, and 2.a.viii are deleted in their entireties.
Attachment 2 is updated to included CCNs 12888, 12504R2, and 12568.
Attachment 16, Sections b and c are deleted and replaced in their entireties. Attachment 23, Section XVIII.A., is deleted and replaced in its entirety. Attachment 29, Section 5.2.2 is deleted and replaced in its entirety. Attachment 29, Section 10.1.1 is deleted in its entirety.
Attachment 29, Exhibit A is deleted and replaced in its entirety.
		1/18/2021	L. Doyle E. Bossler
49	SBP Section 12.13.1.1 is deleted and replaced in its entirety. SBP Attachment 16 is deleted and replaced in its entirety.	3/11/2022	J. Palmer L. Hampton
50	Attachment 29, Section 5.3.1 is deleted and replaced in its entirety.	9/16/2022	J. Owings K. Snyder
51	Attachment 1, Section 7.b is deleted and replaced in its entirety. Revisions to Attachment 15, 747/767/777 Constraint Matrix.	1/4/2023	J. Owings K. Snyder
MoA signed 10/12/2023	MoA Section 11 amended SBP Attachment 1 to add a new subsection, Section 2(f) pertaining to 737 recurring pricing	10/12/2023	I. Mounir M. Suchinski
52
Added section 2.f)i) to Attachment 1 pertaining to 737 POA Pricing
Added Section 8.d) to Attachment 1 pertaining to Tooling and Capital Expenditures
Attachment 15 737 Rate [****] Constraint Matrix replace in its entirety
		12/21/2024	D. Armani l. Hampton
53	SBP Attachment 1, Exhibit D.1 is deleted and replaced in its entirety. SBP Attachment 1, Exhibit E.2 is deleted and replaced in its entirety.	3/1/2024	J. Kang D. Currie

Amendment 54 to BCA-65530-0016	BOEING PROPRIETARY

Amendment Number	Description	Effective Date	Approval
54	Attachment 29, Section 5.3.1 is deleted and replaced in its entirety.	07/01/2024	J. Rivas K. Snyder
“

2.SBP Attachment 29, Section 5.3.1, is deleted and replaced in its entirety with the following:

"5.3.1Seller shall invoice for and Boeing shall reimburse to Seller, on a [****] basis, an amount calculated by multiplying the rate as defined below (the billing rate) by the number of actual validated labor hours (“Spirit labor hours”) expended for Non-Recurring Non-Tooling and Non-Recurring Tooling work. Rates below do not include G&A of [****]%. Seller will add the agreed to [****]% G&A to the rates below for invoicing and payment.

Amendment 54 to BCA-65530-0016	BOEING PROPRIETARY

5.3.1.1In the event that Seller experiences a labor rate true-up that results in the 777X “Engineering” labor rate being greater than the agreed-to billing rate, Seller will submit to Boeing by the end of February of the following year the actual accounting rates for the “Engineering” labor rate category only. The labor rate with true up will be calculated based on the yearly total 777X Engineering dollars as determined by Seller’s financial system divided by the yearly total 777X Engineering hours billed. The December actuals submittal will include a separate tab showing a calculation of the true up delta and an explanation of the delta dollars applied (For example: Engineering rate base dollars were underran. The amount to be allocated to the 777X program is $XX). Seller will support the labor rate true up as stated in GTA section 9.0 (Examination of Records).
5.3.1.2Boeing agrees to pay the validated labor rate delta as long as the labor rate is at the capped amount or below. In the event that the true up delta exceeds the capped amount, Boeing agrees to pay the delta at the capped amount. Payments owed by Boeing for rate true-up will be due with the December payment for each year as referenced in 4.4.2 and 5.1.2.”
3. Miscellaneous
3.1.All other provisions of the Agreement remain unchanged and in full force and effect.
3.2.This Amendment cancels and supersedes all previous agreements between the Parties relating to the content of this Amendment, whether written or oral.
4. Governing Law.
This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.
5. Confidentiality.
The terms of this Amendment, together with the information exchanged by the Parties during negotiation hereof, are subject to the terms of the Agreement.

Amendment 54 to BCA-65530-0016	BOEING PROPRIETARY

EXECUTED as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.
/s/ Judy Rivas	/s/ Kimberly Snyder
Signature	Signature

Judy Rivas	Kimberly Snyder
Printed name	Printed name

Procurement Agent - Contracts	Contract Specialist
Title	Title

7/1/2024	7/1/2024
Date	Date

Amendment 54 to BCA-65530-0016	BOEING PROPRIETARY